UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 13, 2023

Date of Report (date of earliest event reported)

UpHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38924	83-3838045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

14000 S. Military Trail, Suite 203

Delray Beach, FL 33484

(Address of principal executive offices, including zip code)

(888) 424-3646

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPH	New York Stock Exchange
Redeemable Warrants, exercisable for one share of Common Stock at an exercise price of $115.00 per share	UPH.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously announced in the Current Report on Form 8-K filed by UpHealth, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on March 9, 2023 (the “March 9 Current Report”), the Company entered into a Securities Purchase Agreement, dated March 9, 2023 (the “Securities Purchase Agreement”), with a single institutional investor (the “Purchaser”), pursuant to which the Company agreed to issue and sell (i) 1,650,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”); (ii) warrants with a term of five years from the initial exercise date to purchase up to an additional 3,000,000 shares of Common Stock (the “Series A Warrants”); (iii) warrants with a term of two years from the initial exercise date to purchase up to an additional 3,000,000 shares of Common Stock (the “Series B Warrants” and, collectively with Series A Warrants, the “Common Stock Purchase Warrants”); and (iv) pre-funded warrants (the “Pre-Funded Warrants,” and together with the Common Stock Purchase Warrants, the “Warrants,” and the Warrants together with the Shares, the “Securities”) to purchase an additional 1,350,000 shares of Common Stock (all of such shares issuable upon exercise of the Warrants, the “Warrant Shares”), in a private placement (the “Private Placement”).

On March 13, 2023, the Company announced that it completed the closing of the Private Placement. The purchase price of each Share was $1.50, the exercise price of each Common Stock Purchase Warrant is $2.04, and the exercise price of each Pre-Funded Warrant is $0.0001 and the purchase price of each Pre-Funded Warrant was $1.4999. The aggregate gross proceeds to the Company from the Private Placement were approximately $4,500,000, before deducting the placement agent fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from the offering for general corporate purposes, including working capital. A.G.P./Alliance Global Partners acted as the exclusive placement agent for the Private Placement.

Securities Purchase Agreement

The Securities Purchase Agreement provides that in the event that the shares of Common Stock that were to be purchased by the Purchaser pursuant to the Securities Purchase Agreement, when aggregated with all other shares of Common Stock then beneficially owned by the Purchaser and its affiliates, would result in the Purchaser having beneficial ownership of more than 4.99% of the outstanding shares of Common Stock (or, at the election of the Purchaser, 9.99%), the Purchaser may elect to purchase Pre-Funded Warrants in lieu of shares of Common Stock pursuant to the terms of the Securities Purchase Agreement. This has resulted in the purchase of the amounts of Securities set forth above.

The Securities Purchase Agreement contains customary representations, warranties, and covenants of the Company and the Purchaser and customary indemnification rights, and other obligations of the parties. Under the Securities Purchase Agreement, the Company agreed to use the net proceeds from the sale of the Securities for working capital purposes and to not use such proceeds: (a) for the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) for the redemption of any Common Stock or Common Stock Equivalents (as defined in the Securities Purchase Agreement), (c) for the settlement of any outstanding litigation, or (d) in violation of the Foreign Corrupt Practices Act of 1977, as amended, or the regulations promulgated by the Office of Foreign Assets Control of the U.S. Treasury Department. The Securities Purchase Agreement is governed by the laws of the State of New York.

The Company also agreed that, from the date of the Securities Purchase Agreement until ninety days after the effective date of the initial registration statement filed pursuant to the Registration Rights Agreement (as defined below) (the “Effective Date”), the Company will not (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as defined in the Securities Purchase Agreement) or (ii) file any registration statement or any amendment or supplement thereto, in each case other than as contemplated pursuant to the Registration Rights Agreement or a registration statement Form S-8 to register securities under the Company’s 2021 Equity Incentive Plan. Further, until the one-year anniversary of the Effective Date, the Company is prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction (as defined in the Securities Purchase Agreement), subject to certain limited exceptions set forth in the Securities Purchase Agreement; provided, however, that, after ninety days following the Effective Date, the issuance and sale of shares of Common Stock in an “at the market” offering shall not be prohibited.

The foregoing summary of the Securities Purchase Agreement is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the form of which was included as Exhibit 10.1 to the March 9 Current Report, and the terms of which are incorporated in this Current Report on Form 8-K (this “Current Report”) by reference.

Warrants

Each Common Stock Purchase Warrant sold in the Private Placement is exercisable for one share of Common Stock at an exercise price of $2.04 per share, and is exercisable beginning on September 14, 2023 and ending on September 13, 2028, in the case of the Series A Warrants, and September 13, 2025, in the case of the Series B Warrants.

The Pre-Funded Warrants sold in the Private Placement in lieu of shares of Common Stock were sold at a purchase price of $1.4999 per share of Common Stock underlying each such Pre-Funded Warrant (equal to the purchase price per share of Common Stock, minus the exercise price of $0.0001). Each Pre-Funded Warrant is exercisable for one share of Common Stock at an exercise price of $0.0001 per share (subject to certain adjustments), is exercisable immediately upon issuance, and may be exercised at any time until exercised in full. The Purchaser (together with its Attribution Parties (as defined in the form of Pre-Funded Warrant)) may not exercise any Pre-Funded Warrant to the extent that such Purchaser would own more than 4.99% of our outstanding Common Stock immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of such Pre-Funded Warrant, which percentage may be changed at the Purchaser’s election to a lower or higher percentage not in excess of 9.99% upon 61 days’ notice to the Company, subject to the terms of the Pre-Funded Warrants.

The foregoing summary of the Warrants is qualified in its entirety by reference to the full text of the Series A Warrant, Series B Warrant and Pre-Funded Warrant, the forms of which were included as Exhibits 4.1, 4.2 and 4.3 to the March 9 Current Report, respectively, and the terms of which are incorporated in this Current Report by reference.

Registration Rights Agreement

As previously announced in the March 9 Current Report, in connection with the Private Placement, the Company entered into a Registration Rights Agreement with the Purchaser, dated March 9, 2023 (the “Registration Rights Agreement”). The Registration Rights Agreement provides that the Company shall file a registration statement covering the resale of all of the Registrable Securities (as defined in the Registration Rights Agreement) with the SEC no later than the 30th calendar day following the date of the Registration Rights Agreement, and have the registration statement declared effective by the SEC as promptly as practicable after the filing thereof, but in any event no later than 60th calendar day following the date of the Registration Rights Agreement, or in the event of a “full review” by the SEC, the 90th day following the date of the Registration Rights Agreement.

Upon the occurrence of any Event (as defined in the Registration Rights Agreement), which, among others, prohibits the Purchaser from reselling the Securities for more than ten consecutive calendar days or more than an aggregate of fifteen calendar days during any twelve-month period, the Company is obligated to pay to the Purchaser, on each monthly anniversary of each such Event, an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 1.0% multiplied by the aggregate subscription amount paid by such Purchaser pursuant to the Securities Purchase Agreement.

The Company may not file any other registration statements until all Shares and Warrant Shares are registered pursuant to a registration statement that is declared effective by the SEC, provided that the Company may file amendments to registration statements filed prior to the date of the Registration Rights Agreement (so long as no new securities are registered on any such existing registration statements) and a registration statement on Form S-8 to register securities under the Company’s 2021 Equity Incentive Plan. All fees and expenses incident to the performance of or compliance with the Registration Rights Agreement by the Company will be borne by the Company, whether or not any Shares or Warrant Shares are sold pursuant to a registration statement.

The foregoing summary of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, the form of which was included as Exhibit 10.2 to the March 9 Current Report, and the terms of which are incorporated in this Current Report by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Securities is hereby incorporated by reference into this Item 3.02. The Securities were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and Rule 506(b) of Regulation D promulgated under the Securities Act as sales to accredited investors and in reliance on similar exemptions under applicable state laws.

Item 8.01	Other Events.

On March 13, 2023, the Company issued a press release announcing the closing of the Private Placement. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the intended use of proceeds from the Private Placement, the filing of a registration statement covering the resale of the Securities, and UpHealth’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding its future business plans. Any statements contained herein that are not statements of historical fact may be deemed to be forward looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this Current Report are based on certain assumptions and analyses made by the management of UpHealth in light of their respective experience and perception of historical trends, current conditions, and expected future developments and their potential effects on UpHealth as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting UpHealth will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the ability of UpHealth to service or otherwise pay its debt obligations, the mix of services utilized by UpHealth’s customers and such customers’ needs for these services, market acceptance of new service offerings, the ability of UpHealth to expand what it does for existing customers as well as to add new customers, that UpHealth will have sufficient capital to operate as anticipated and the impact that the novel coronavirus and the illness, COVID-19, that it causes, as well as government responses to deal with the spread of this illness and the reopening of economies that have been closed as part of these responses, may have on UpHealth’s operations, the demand for UpHealth’s products, global supply chains and economic activity in general. Should one or more of these risks or uncertainties materialize or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated March 13, 2023, announcing the closing of the Private Placement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2023

By:	/s/ Samuel J. Meckey
Name:	Samuel J. Meckey
Title:	Chief Executive Officer